================================================================================



                         CONTINENTAL CHOICE CARE, INC.,

                           QUORUM COMMUNICATIONS, INC.

                             TELALINK NETWORK, LTD.,

                        BRIDGES TELECOMMUNICATIONS, INC.,

                       COUNTRY ROAD COMMUNICATIONS, INC.,

                             WAR ACQUISITION CORP.,

                                       and

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA



                         ------------------------------

                              INTER-PARTY AGREEMENT

                         ------------------------------





                            ------------------------

                          Dated as of January 19, 2000

                            ------------------------






================================================================================

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----


SECTION 1.  DEFINITIONS....................................................... 1

SECTION 2.  TRANSACTIONS AMONG THE PARTIES.................................... 3
         Section 2.1.  War Acquisition and Pine Tree Assignment............... 3
         Section 2.2.  Waiver of Claims ...................................... 5

SECTION 3.  CLOSING........................................................... 5

SECTION 4.  REPRESENTATIONS AND WARRANTIES OF THE PARTIES..................... 6
         Section 4.1.  Corporate Organization................................. 6
         Section 4.2.  Authorization and Validity of Agreement................ 6
         Section 4.3.  No Conflict or Violation............................... 6
         Section 4.4.  Consents and Approvals................................. 6
         Section 4.5.  Pine Tree Stock Purchase Agreement..................... 7
         Section 4.6.  Survival .............................................. 7

SECTION 5.  COVENANTS......................................................... 7
         Section 5.1.  Consents and Approvals................................. 7
         Section 5.2.  Best Efforts .......................................... 7
         Section 5.3.  Notice of Breach ...................................... 8

SECTION 6.  CONDITIONS TO OBLIGATIONS OF PRUDENTIAL,
                COUNTRY ROAD AND ACQUISITION SUB.............................. 8
         Section 6.1.  Representations and Warranties......................... 8
         Section 6.2.  Performance of the Obligations......................... 8
         Section 6.3.  Consents and Approvals................................. 8
         Section 6.4.  No Violation of Orders................................. 8
         Section 6.5.  Opinion of Counsel..................................... 9
         Section 6.6.  Transaction Documents.................................. 9

SECTION 7.  CONDITIONS TO OBLIGATIONS OF TELALINK AND BTI.....................10
         Section 7.1.  Representations and Warranties.........................10
         Section 7.2.  Performance of the Obligations.........................10
         Section 7.3.  Consents and Approvals.................................10
         Section 7.4.  No Violation of Orders.................................11
         Section 7.5.  War Acquisition Agreement..............................11

SECTION 8.  CONDITIONS TO OBLIGATIONS OF CCCI AND QCI.........................11
         Section 8.1.  Representations and Warranties.........................11
         Section 8.2.  Performance of the Obligations.........................11
         Section 8.3.  Consents and Approvals.................................11
         Section 8.4.  No Violation of Orders.................................11
         Section 8.5.  Pine Tree Assignment...................................12

SECTION 9.  TERMINATION.......................................................12
         Section 9.1.  Conditions of Termination..............................12
         Section 9.2.  Effect of Termination..................................13

SECTION 10.  MISCELLANEOUS....................................................13
         Section 10.1.  Successors and Assigns................................13
         Section 10.2.  Governing Law; Jurisdiction...........................13
         Section 10.3.  Expenses .............................................13
         Section 10.4.  Severability .........................................13
         Section 10.5.  Notices ..............................................13
         Section 10.6.  Amendments; Waivers...................................14
         Section 10.7.  Public Announcements..................................14
         Section 10.8.  Entire Agreement......................................14
         Section 10.9.  Parties in Interest...................................14
         Section 10.10.  Section and Paragraph Headings.......................15
         Section 10.10.1.  Counterparts ......................................15


SCHEDULES:
----------

         Schedule 4.4.     Consents and Approvals
         Schedule 10.5.    Addresses for Notices to Parties

EXHIBITS:
---------

         Exhibit A.        Form of Country Road/CCCI Note
         Exhibit B.        Form of Benchmark Notes
         Exhibit C.        Form of Benchmark Release

                              INTER-PARTY AGREEMENT
                              ---------------------

         THIS INTER-PARTY AGREEMENT, dated as of January 19, 2000 by and among CONTINENTAL CHOICE CARE, INC., a New Jersey corporation ("CCCI"), QUORUM COMMUNICATIONS, INC., a Delaware corporation and wholly-owned subsidiary of CCCI ("QCI"), TelaLink Network, Ltd., a Delaware corporation ("TELALINK"), BRIDGES TELECOMMUNICATIONS, INC., d/b/a WAR TELECOMMUNICATIONS, INC., a West Virginia corporation and wholly-owned subsidiary of TelaLink ("BTI"), COUNTRY ROAD COMMUNICATIONS, INC., a Delaware corporation ("COUNTRY ROAD"), WAR ACQUISITION CORP., a Delaware corporation and wholly-owned subsidiary of Country Road ("ACQUISITION SUB") and THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, a mutual insurance company organized under the laws of the State of New Jersey ("PRUDENTIAL").

                              W I T N E S S E T H:
                               - - - - - - - - - -

         WHEREAS, TelaLink owns all of the outstanding shares of capital stock of BTI, a company engaged in the business of providing telecommunications services to rural customers in the State of West Virginia;

         WHEREAS, Country Road desires to purchase substantially all of the assets of BTI, and TelaLink and BTI desire to sell such assets to Country Road, in each case upon the terms and subject to the conditions set forth in the War Asset Purchase Agreement (as defined below);

         WHEREAS, CCCI has entered into the Pine Tree Stock Purchase Agreement (as defined below) pursuant to which CCCI will purchase not less than ninety-five percent (95%) of the outstanding shares of capital stock of Pine Tree Telephone and Telegraph Company ("PINE TREE");

         WHEREAS, CCCI desires to assign all of its rights and delegate all of its obligations under the Pine Tree Stock Purchase Agreement to Country Road, and Country Road desires to accept such assignment and assume such obligations;

         NOW, THEREFORE, in consideration of the foregoing and the respective covenants and agreements hereinafter contained, the parties hereto hereby agree as follows:

SECTION 1.  DEFINITIONS.
            -----------

                  As used in this Agreement (including the recitals and Schedules hereto), the following terms shall have the following meanings (such meanings to be applicable equally to both singular and plural forms of the terms defined):

         "AIRPORT ROAD LEASE" shall mean that certain Lease, dated as of January 2, 1986, by and between Airport Park, Inc., as lessor, and Gemini Consulting, Inc., a successor in interest to United Research Company, as lessee, as amended, relating to the Airport Road Property.

         "AIRPORT ROAD SUBLEASE" that certain Sublease of the Airport Road Lease, dated as of March, 1999, by and between Gemini Consulting, Inc., as sublessor, and CCCI as sublessee, as amended, relating to the Airport Road Property.

                  "AIRPORT ROAD PROPERTY" shall mean the premises located at 35 Airport Road, Suite 120, Morristown, New Jersey 07960.

         "BENCHMARK" shall mean Benchmark Equity Group, Inc., a Delaware corporation.

         "BENCHMARK NOTES" shall have the meaning set forth in Section 2.1(b) hereto.

         "BREACHING PARTY" shall have the meaning set forth in Section 9.1(g) hereto.

         "CCCI SUBLEASE" shall have the meaning set forth in Section 2.1(f) hereto.

         "CLAIMS" shall have the meaning set forth in Section 2.2 hereof.

         "CLOSING" shall have the meaning set forth in Section 3 hereto.

         "CLOSING DATE" shall have the meaning set forth in Section 3 hereto.

         "LEASE ASSIGNMENT" shall have meaning set forth in Section 2.1(e) hereto.

         "MANAGEMENT INVESTORS" shall have the meaning set forth in Section 6.6 hereto.

         "NON-BREACHING PARTY" shall have the meaning set forth in Section 9.1(g) hereto.

         "PERSONS" shall mean and include any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, any other unincorporated organization or any federal, state, local or foreign governmental entity.

         "PINE TREE ASSIGNMENT" shall mean the assignment and assumption agreement between CCCI, as assignor, and Country Road, as assignee.

         "PINE TREE STOCK PURCHASE AGREEMENT" shall mean that certain Stock Purchase Agreement and the exhibits and schedules thereto, dated May 15, 1999, among CCCI, Pine Tree and Tim Hutchison.

         "COUNTRY ROAD /CCCI NOTE" shall have the meaning set forth in Section 2.1(a) hereto.

         "RELEASED PARTIES" shall have the meaning set forth in Section 2.2 hereof.

         "RELEASING PARTIES" shall have the meaning set forth in Section 2.2 hereof.

         "TELALINK NOTE" shall mean, collectively: (i) that certain 12% Promissory Note, dated August 12, 1999, in the amount of $30,000, between TelaLink, as borrower, and CCCI, as lender; (ii) that certain 12% Promissory Note, dated August 6, 1999, in the amount of $70,000, between TelaLink, as borrower, and CCCI, as lender; (iii) that certain Line of Credit Note, dated July 19, 1999, in the amount of $120,000, between TelaLink, as borrower, and CCCI, as lender; (iv) that certain Line of Credit Note, dated July 2, 1999, in the amount of $100,000, between TelaLink, as borrower, and CCCI, as lender; (v) that certain Line of Credit Note, dated June 16, 1999, in the amount of $307,000, between TelaLink, as borrower, and CCCI, as lender; and (vi) that certain Line of Credit Note, dated March 25, 1999, in the amount of $400,000, between TelaLink, as borrower, and CCCI, as lender.

         "TRANSACTION DOCUMENTS" shall have the meaning set forth in Section 6.6 hereto.

         "TRIDENT SHARES" shall have the meaning set forth in Section 2.1(g) hereto.

         "WAR ACQUISITION AGREEMENT" shall mean an asset purchase agreement and the exhibits and schedules thereto by and among TelaLink and BTI, as sellers, and Acquisition Sub, as buyer.

SECTION 2. TRANSACTIONS AMONG THE PARTIES.
           ------------------------------

         The parties hereto hereby agree to take the actions and enter into the transactions set forth below.

         Section 2.1. WAR ACQUISITION AND PINE TREE ASSIGNMENT.
                      ----------------------------------------
On the Closing Date:

         (a) Country Road shall purchase from CCCI, and CCCI shall sell to Country Road, the TelaLink Note for a purchase price of up to $1,100,000, (a) $500,000 of which will be paid to CCCI on the Closing Date by wire transfer of immediately available funds to such account as CCCI shall designate in writing, and (b) the balance of which will be paid to CCCI in the form of a promissory note to be executed and delivered on the Closing Date, the form of which is attached hereto as EXHIBIT A (the "COUNTRY ROAD/CCCI NOTE").

         (b) Country Road shall pay Benchmark a fee in the amount of $450,000,
(a) $225,000 of which shall be paid to Benchmark on the Closing Date by wire transfer of immediately available funds to such account as Benchmark shall designate in writing, (b) $100,000 of which will be paid to Benchmark in the form of a promissory note to be executed and delivered on the Closing Date, the form of which is attached hereto as EXHIBIT B-1 and (c) $125,000 of which will be paid to Benchmark in the form of a promissory note to be executed on the Closing Date and deposited into escrow pursuant to the Escrow Agreement referred to in the War Acquisition Agreement, the form of which is attached hereto as EXHIBIT B-2 (collectively, the "BENCHMARK NOTES").

         (c) CCCI and Country Road shall execute and deliver the Pine Tree Assignment pursuant to which CCCI shall assign all of its rights, and delegate all of its obligations, under the Pine Tree Stock Purchase Agreement to Country Road and Country Road shall accept such assignment and assume such obligations.

         (d) Country Road shall pay CCCI on the Closing Date by wire transfer of immediately available funds to such account as CCCI shall designate in writing:

         (i) $915,000 representing reimbursement to CCCI of its payment to Pine Tree of the Deposit Escrow (as defined in the Pine Tree Stock Purchase Agreement); and

         (ii) interest accrued on the Deposit Escrow in an amount calculated by applying a simple interest of eight percent (8%) per annum from the date that the Deposit Escrow was deposited.

         (e) Country Road and CCCI shall execute and deliver a lease assignment pursuant to which CCCI shall assign to Country Road, and Country Road shall assume from CCCI, CCCI's rights and obligations under the Airport Road Sublease (the "LEASE ASSIGNMENT"), and Country Road shall use its reasonable best efforts (without expenditure of any funds) to cause Gemini Consulting, Inc. to execute an new sublease with Country Road as sublessee or to agree to release CCCI and its officers, directors and employees from all obligations under the Airport Road Sublease; PROVIDED that if CCCI is not released from its obligations under the Airport Road Sublease, Country Road shall indemnify CCCI for all losses, damages, liabilities and other expenses (including reasonable attorney's fees) arising from a breach by Country Road of, Sections I-C, I.B, V and VI of the Airport Road Sublease; and

         (f) Country Road and CCCI shall execute and deliver the CCCI Sublease pursuant to which CCCI will sublet from Country Road office space located at the Airport Road Property for a term ending on the earlier of the fourteenth day after CCCI receives notice from Country Road that such office space has been sublet to a third party or March 31, 2000 (the "CCCI SUBLEASE").

         Section 2.2. WAIVER OF CLAIMS.
                      -----------------
         Effective upon the Closing, each of CCCI, QCI, TelaLink, BTI, Country Road and Acquisition Sub individually and for each of their respective direct and indirect parent corporations, subsidiaries, affiliates, subdivisions, predecessors, directors, officers, employees, successors and assigns (collectively, the "RELEASING PARTIES"), hereby fully releases and forever discharges all other parties to this Agreement and their respective direct and indirect parent corporations, subsidiaries, affiliates, subdivisions, predecessors, officers, directors, agents, representatives, attorneys, heirs, executors, administrators, successors and assigns (collectively, the "RELEASED PARTIES"), of and from, all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages (including any liability, loss, cost, expense, deficiency, interest, penalty, impositions, assessments or fines), judgments, executions, claims and demands, of every nature whatsoever, whether known or unknown, in law or equity, which against the Released Parties, any of the Releasing Parties ever had, now has or hereafter can, shall or may have, for, upon or by reason of any matter, cause or thing whatsoever from the beginning of the world to the date of this Agreement (collectively, "CLAIMS"), other than Claims that arise out of or relate to a breach by a Released Party of this Agreement or any of the Transaction Documents.

SECTION 3.  CLOSING.
            -------

         The closing of the transactions contemplated by this Agreement (the "CLOSING") shall take place at the offices of Willkie Farr & Gallagher at 787 Seventh Avenue, New York, New York 10019 at 10:00 a.m. on the third Business Day after all of the conditions set forth in Sections 6, 7 and 8 hereof have been satisfied or waived, or at such other place and time as may be mutually agreed to by the parties hereto (the "CLOSING DATE").

SECTION 4.  REPRESENTATIONS AND WARRANTIES OF THE PARTIES.
            ---------------------------------------------

         Unless otherwise provided, each of the parties to this Agreement hereby, severally but not jointly, represents and warrants (as to themselves and no other party) as follows:

         Section 4.1. CORPORATE ORGANIZATION.
                      ----------------------
         Such party is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of incorporation, and has all requisite corporate power and authority to own its properties and assets and to conduct its business as now conducted.

         Section 4.2. AUTHORIZATION AND VALIDITY OF AGREEMENT.
                      ----------------------------------------
         Such party has all requisite corporate power and authority to enter into this Agreement and the transactions contemplated hereby and to carry out its obligations hereunder. The execution and delivery of this Agreement and the performance of such party's obligations hereunder have been duly authorized by all necessary corporate action by the Board of Directors and stockholders of such party, and no other corporate proceedings on the part of such party are necessary to authorize such execution, delivery and performance. This Agreement has been duly executed by such party and constitutes such party's valid and binding obligation, enforceable against it in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, moratorium or similar laws of general application relating to or affecting creditors' rights generally and except for the limitations imposed by general principles of equity.

         Section 4.3. NO CONFLICT OR VIOLATION.
                      -------------------------
         The execution, delivery and performance of this Agreement by such party does not and will not violate or conflict with any provision of the Certificate or Articles of Incorporation or By-laws (or equivalent documents) of such party and does not and will not violate any material provision of law, or any order, judgment or decree of any court or other governmental or regulatory authority, nor violate nor will result in a breach of or constitute (with due notice or lapse of time or both) a default under any material contract, lease, loan agreement, mortgage, security agreement, trust indenture or other material agreement or instrument to which such party is a party or by which it is bound or to which its properties or assets is subject.

         Section 4.4. CONSENTS AND APPROVALS.
                      -----------------------
         SCHEDULE 4.4 sets forth a true and complete list of each material
         ------------
consent, waiver, authorization or approval of any governmental or regulatory authority, domestic or foreign, or of any other Person, and each declaration to or filing or registration with any such governmental or regulatory authority, that is required in connection with the execution and delivery of this Agreement and each of the Transaction Documents by the parties thereto or the performance by them of their obligations thereunder.

         Section 4.5. PINE TREE STOCK PURCHASE AGREEMENT.
                      -----------------------------------
         CCCI represents and warrants that, to its knowledge, all of the representations and warranties contained in the Pine Tree Stock Purchase Agreement made by any party thereto are true and correct as of the date they were made and as of the Closing Date.

         Section 4.6. SURVIVAL.
                      ---------
         Each of the representations and warranties set forth in this Section 4 shall be deemed represented and made by the respective parties to this Agreement at the Closing as if made at such time and shall survive the Closing for one (1) year notwithstanding any investigation on the part of any other party to this Agreement.

SECTION 5.  COVENANTS.
            ---------

         Section 5.1. CONSENTS AND APPROVALS.
                      ----------------------
         Each of the parties to this Agreement shall:

         (a) use its best efforts to obtain all necessary material consents, waivers, authorizations and approvals of all governmental and regulatory authorities, domestic and foreign, and of all other Persons required in connection with the execution, delivery and performance by it of this Agreement, including without limitation (i) approval of the Public Utility Commission of the State of Maine with respect to the Pine Tree Assignment and (ii) approval of the Public Service Commission of the State of West Virginia with respect to the transactions contemplated by the War Acquisition Agreement; and

         (b) diligently assist and cooperate with the other parties to this Agreement in preparing and filing all documents required to be submitted by such other parties to any governmental or regulatory authority, domestic or foreign, in connection with such transactions and in obtaining any material governmental consents, waivers, authorizations or approvals which may be required to be obtained by such other parties in connection with such transactions, including without limitation (i) documents required to be submitted to the Public Utility Commission of the State of Maine with respect to the Pine Tree Assignment; and
(ii) documents required to be submitted to the Public Service Commission of the State of West Virginia with respect to the transactions contemplated by the War Acquisition Agreement; and promptly furnish every other party hereto with copies of all written communications received by it or any of its subsidiaries, as well as all documents or written communications delivered by such party or any of its subsidiaries to any governmental or regulatory authority in respect of the transactions contemplated hereby or by the War Acquisition Agreement.

         Section 5.2. BEST EFFORTS.
                      -------------
         Upon the terms and subject to the conditions of this Agreement, each party to this agreement will use its best efforts to take, or cause to be taken, all action, and to do, or cause to be done, all things necessary, proper or advisable consistent with applicable law to consummate and make effective in the most expeditious manner practicable the transactions contemplated hereby.

         Section 5.3. NOTICE OF BREACH.
                      -----------------
         Through the Closing Date, each party to this Agreement shall promptly give the other parties hereto written notice with particularity upon having knowledge of any matter that may constitute a breach of any representation, warranty, agreement or covenant contained in this Agreement.

SECTION 6.  CONDITIONS TO OBLIGATIONS OF PRUDENTIAL, COUNTRY ROAD AND
            ---------------------------------------------------------
            ACQUISITION SUB.
            ----------------

         The obligations of Prudential, Country Road and Acquisition Sub to consummate the transactions contemplated by this Agreement are subject to the fulfillment, on or before the Closing Date, of the following conditions, any one or more of which may be waived by them in their sole discretion:

         Section 6.1. REPRESENTATIONS AND WARRANTIES.
                      -------------------------------
         All representations and warranties made herein by CCCI, QCI, TelaLink and BTI shall be true and correct in all material respects on and as of the Closing Date as if again made on and as of such date.

         Section 6.2. PERFORMANCE OF THE OBLIGATIONS.
                      -------------------------------
         Each of CCCI, QCI, TelaLink and BTI shall have performed in all material respects all obligations required under this Agreement to be performed by them on or before the Closing Date.

         Section 6.3. CONSENTS AND APPROVALS.
                      -----------------------
         All material consents, waivers, authorizations and approvals of any governmental or regulatory authority, domestic or foreign, and of any other Person, required in connection with the execution, delivery and performance of this Agreement and the transactions contemplated hereby shall have been duly obtained and shall be in full force and effect on the Closing Date, including without limitation (a) approval of the Public Utility Commission of the State of Maine with respect to the Pine Tree Assignment; and (b) approval of the Public Service Commission of the State of West Virginia with respect to the transactions contemplated by the War Acquisition Agreement.

         Section 6.4. NO VIOLATION OF ORDERS.
                      -----------------------
         No preliminary or permanent injunction or other order issued by any court or other governmental or regulatory authority, domestic or foreign, nor any statute, rule, regulation, decree or executive order promulgated or enacted by any government or governmental or regulatory authority, domestic or foreign, that declares any of this Agreement invalid or unenforceable in any respect or which prevents the consummation of the transactions contemplated hereby shall be in effect.

         Section 6.5. OPINION OF COUNSEL.
                      ------------------
         Prudential shall have received favorable legal opinions, dated as of the Closing Date, from:

         (a) Preti, Flaherty, Beliveau, Pachios & Haley, special counsel to the CCCI, in form and substance reasonably satisfactory to Prudential and its counsel substantially to the effect that Prudential will not hold an "affiliated interest" under Section 707 of Title 35-A of the Maine Revised Statutes Annotated;

         (b) DeMartino Finkelstein Rosen & Virga, special counsel to TelaLink, in form and substance reasonably satisfactory to Prudential and Country Road;

         (c) Willkie Farr & Gallagher, special counsel to Prudential, in form and substance satisfactory to Prudential and Country Road; and

         (d) Lentz & Gengaro, special counsel to CCCI, in form and substance satisfactory to Prudential and Country Road.

         Section 6.6. TRANSACTION DOCUMENTS.
                      ----------------------
         On or before the Closing Date, the following documents (the "TRANSACTION DOCUMENTS") shall have been executed and delivered by the respective parties thereto, shall be in full force and effect as of the Closing Date and shall be in form and substance reasonably satisfactory to Prudential, Country Road and Acquisition Sub:

         (a) the Pine Tree Assignment;

         (b) the War Acquisition Agreement;

         (c) the Lease Assignment;

         (d) the CCCI Sublease;

         (e) a stockholders agreement among Country Road, Prudential and certain management investors (the "MANAGEMENT INVESTORS");

         (f) a subscription agreement between Country Road and Prudential;

         (g) a management subscription agreement between Country Road and the Management Investors;

         (h) a registration rights agreement among Country Road, Prudential and the Management Investors;

         (i) pledge agreements among Country Road and each of the Management Investors;

         (j) restricted stock award agreements among Country Road and each of the Management Investors;

         (k) employment agreements among Country Road and each of the Management Investors;

         (l) stock option agreements among Country Road and each of the Management Investors;

         (m) a loan agreement between Country Road and CoBank ACB with respect to the financing of the acquisition of the capital stock of Pine Tree; and

         (n) a release of Benchmark in the form attached as EXHIBIT C hereto.
                                                            ---------

         All conditions to the obligations of Prudential, Country Road and Acquisition Sub under the Transaction Documents to which they are a party shall have been satisfied or waived prior to the Closing.

SECTION 7.  CONDITIONS TO OBLIGATIONS OF TELALINK AND BTI.
            ---------------------------------------------

         The obligations of TelaLink and BTI to consummate the transactions contemplated by this Agreement are subject to the fulfillment, on or before the Closing Date, of the following conditions, any one or more of which may be waived by them in their sole discretion:

         Section 7.1. REPRESENTATIONS AND WARRANTIES.
                      -------------------------------
         All representations and warranties made by Prudential, Country Road, Acquisition Sub, CCCI and QCI shall be true and correct in all material respects on and as of the Closing Date as if again made on and as of such date.

         Section 7.2. PERFORMANCE OF THE OBLIGATIONS.
                      -------------------------------
         Each of Prudential, Country Road, Acquisition Sub, CCCI and QCI shall have performed in all material respects all obligations required under this Agreement to be performed by them on or before the Closing Date.

         Section 7.3. CONSENTS AND APPROVALS.
                      -----------------------
         All material consents, waivers, authorizations and approvals of any governmental or regulatory authority, domestic or foreign, and of any other Person, required in connection with the execution, delivery and performance of this Agreement and the transactions contemplated hereby shall have been duly obtained and shall be in full force and effect on the Closing Date, including without limitation (a) approval of the Public Utility Commission of the State of Maine with respect to the Pine Tree Assignment; and (b) approval of the Public Service Commission of the State of West Virginia with respect to the transactions contemplated by the War Acquisition Agreement.

         Section 7.4. NO VIOLATION OF ORDERS.
                      -----------------------
         No preliminary or permanent injunction or other order issued by any court or other governmental or regulatory authority, domestic or foreign, nor any statute, rule, regulation, decree or executive order promulgated or enacted by any government or governmental or regulatory authority, domestic or foreign, that declares any of this Agreement invalid or unenforceable in any respect or which prevents the consummation of the transactions contemplated hereby shall be in effect.

         Section 7.5. WAR ACQUISITION AGREEMENT.
                      --------------------------
         On or before the Closing Date, the War Acquisition Agreement shall have been executed and delivered by the respective parties thereto and shall be in full force and effect as of the Closing Date. All conditions to the obligations of TelaLink and BTI under the War Acquisition Agreement shall have been satisfied or waived prior to the Closing.

SECTION 8. CONDITIONS TO OBLIGATIONS OF CCCI AND QCI.
           -----------------------------------------
         The obligations of CCCI and QCI to consummate the transactions contemplated by this Agreement are subject to the fulfillment, on or before the Closing Date, of the following conditions, any one or more of which may be waived by them in their sole discretion:

         Section 8.1. REPRESENTATIONS AND WARRANTIES.
                      -------------------------------
         All representations and warranties made by Prudential, Country Road, Acquisition Sub, TelaLink and BTI shall be true and correct in all material respects on and as of the Closing Date as if again made on and as of such date.

         Section 8.2. PERFORMANCE OF THE OBLIGATIONS.
                      -------------------------------
         Each of Prudential, Country Road, Acquisition Sub, TelaLink and BTI shall have performed in all material respects all obligations required under this Agreement to be performed by them on or before the Closing Date.

         Section 8.3. CONSENTS AND APPROVALS.
                      -----------------------
         All material consents, waivers, authorizations and approvals of any governmental or regulatory authority, domestic or foreign, and of any other Person, required in connection with the execution, delivery and performance of this Agreement and the transactions contemplated hereby shall have been duly obtained and shall be in full force and effect on the Closing Date, including without limitation (a) approval of the Public Utility Commission of the State of Maine with respect to the Pine Tree Assignment; and (b) approval of the Public Service Commission of the State of West Virginia with respect to the transactions contemplated by the War Acquisition Agreement.

         Section 8.4. NO VIOLATION OF ORDERS.
                      -----------------------
         No preliminary or permanent injunction or other order issued by any court or other governmental or regulatory authority, domestic or foreign, nor any statute, rule, regulation, decree or executive order promulgated or enacted by any government or governmental or regulatory authority, domestic or foreign, that declares any of this Agreement invalid or unenforceable in any respect or which prevents the consummation of the transactions contemplated hereby shall be in effect.

         Section 8.5. PINE TREE ASSIGNMENT.
                      ---------------------
         On or before the Closing Date, the Pine Tree Assignment shall have been executed and delivered by the respective parties thereto and shall be in full force and effect as of the Closing Date. All conditions to the obligations of CCCI and QCI under the Pine Tree Assignment shall have been satisfied or waived prior to the Closing.

SECTION 9.  TERMINATION.
            -----------

                  Section 9.1.  CONDITIONS OF TERMINATION.
                                -------------------------
         Notwithstanding anything to the contrary contained herein, this Agreement may be terminated at any time before the Closing:

         (a) by mutual consent of the parties hereto;

         (b) by Prudential or Country Road if the conditions set forth in
Section 6 hereof are not satisfied or waived by the Closing Date;

         (c) by TelaLink if the conditions set forth in Section 7 hereof are not satisfied or waived by the Closing Date;

         (d) by CCCI if the conditions set forth in Section 8 hereof are not satisfied or waived by the Closing Date;

         (e) by Prudential if the War Acquisition Agreement is terminated;

         (f) by Prudential, TelaLink or CCCI if the Closing shall not have occurred on or prior to March 31, 2000; and

         (g) by any party hereto that is not in material breach of this Agreement or any Transaction Document to which it is a party (a "NON-BREACHING PARTY") at any time if

         (i) any other party (a "BREACHING PARTY") hereto is in material breach of its obligations hereunder and such material breach continues uncured for a period of 10 days or more after receipt by the Breaching Party of written notice from a Non-Breaching Party specifying the nature of such breach and requesting that it be cured, or

         (ii) any party (other than the Non-Breaching Party) to any Transaction Document to which the Non-Breaching Party is also a party is in material breach of such Transaction Document and such material breach continues uncured for a period of 10 days or more after receipt by the Breaching Party of written notice from a Non-Breaching Party specifying the nature of such breach and requesting that it be cured.

         Section 9.2. EFFECT OF TERMINATION.
                      ----------------------
         In the event of termination pursuant to Section 9.1 hereof, this Agreement shall become null and void and have no effect, with no liability on the part of the parties hereto, or their directors, officers, agents or stockholders, with respect to this Agreement, except for liability for breach of this Agreement.

SECTION 10.  MISCELLANEOUS.
             -------------

         Section 10.1. SUCCESSORS AND ASSIGNS.
                       -----------------------
         Except as otherwise provided in this Agreement, no party hereto shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other parties hereto and any such attempted assignment without such prior written consent shall be void and of no force and effect. This Agreement shall inure to the benefit of and shall be binding upon the successors and permitted assigns of the parties hereto.

         Section 10.2. GOVERNING LAW; JURISDICTION.
                       ----------------------------
         THIS AGREEMENT SHALL BE CONSTRUED, PERFORMED AND ENFORCED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF. THE PARTIES HERETO IRREVOCABLY ELECT AS THE SOLE JUDICIAL FORUM FOR THE ADJUDICATION OF ANY MATTERS ARISING UNDER OR IN CONNECTION WITH THIS AGREEMENT, AND CONSENT TO THE JURISDICTION OF, THE COURTS OF THE STATE OF NEW YORK LOCATED IN NEW YORK, NEW YORK.

         Section 10.3. EXPENSES.
                       ---------
         Except as otherwise provided herein, each of the parties hereto shall pay its own expenses in connection with this Agreement and the transactions contemplated hereby, including, without limitation, any legal and accounting fees, whether or not the transactions contemplated hereby are consummated. Notwithstanding the foregoing, in the event that the Closing occurs, all expenses of Prudential incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by Country Road.

         Section 10.4. SEVERABILITY.
                       -------------
         In the event that any part of this Agreement is declared by any court or other judicial or administrative body to be null, void or unenforceable, said provision shall survive to the extent it is not so declared, and all of the other provisions of this Agreement shall remain in full force and effect.

         Section 10.5. NOTICES.
                       --------
         All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed to have been duly given (i) on the date of service if served personally on the party to whom notice is to be given, (ii) on the day of transmission if sent via facsimile transmission to the facsimile number given below, and telephonic confirmation of receipt is obtained promptly after completion of transmission, (iii) on the day after delivery to Federal Express or similar overnight courier or the Express Mail service maintained by the U.S. Postal Service or (iv) on the fifth day after mailing, if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid and properly addressed, to the party's address or facsimile number as set forth on SCHEDULE 10.5 hereto. Any party may
                                            -------------
change its address for the purpose of this Section by giving the other party written notice of its new address in the manner set forth above.

         Section 10.6. AMENDMENTS; WAIVERS.
                       --------------------
         This Agreement may be amended or modified, and any of the terms, covenants, representations, warranties or conditions hereof may be waived, only by a written instrument executed by the parties hereto, or in the case of a waiver, by the party waiving compliance. Any waiver by any party of any condition, or of the breach of any provision, term, covenant, representation or warranty contained in this Agreement, in any one or more instances, shall not be deemed to be nor construed as further or continuing waiver of any such condition, or of the breach of any other provision, term, covenant, representation or warranty of this Agreement.

         Section 10.7. PUBLIC ANNOUNCEMENTS.
                       ---------------------
         The parties agree that after the signing of this Agreement, no party shall make any press release or public announcement concerning the transactions contemplated by the Transaction Documents without the prior written approval of the other parties unless a press release or public announcement is required by law. If any such announcement or other disclosure is required by law, the disclosing party agrees to give the nondisclosing parties prior notice and an opportunity to comment on the proposed disclosure. Notwithstanding anything to the contrary contained in this Section 10.7, Prudential and Country Road may make such advertisements, tombstone announcements and other communications as are in customary form and in the ordinary course of business, without obtaining the prior written approval of, or providing prior notice to, the other parties to this Agreement.

         Section 10.8. ENTIRE AGREEMENT.
                       -----------------
         This Agreement and the Transaction Documents, and the exhibits and schedules hereto and thereto, contain the entire understanding between the parties hereto with respect to the transactions contemplated hereby and thereby and supersede and replace all prior and contemporaneous agreements and understandings, oral or written, with regard to such transactions.

         Section 10.9. PARTIES IN INTEREST.
                       --------------------
         Nothing in this Agreement is intended to confer any rights or remedies under or by reason of this Agreement on any persons other than (i) the parties hereto and their respective successors and permitted assigns, and (ii) Benchmark to the extent of the payment pursuant to Section 2.1(b) hereof. Except as expressly provided herein, nothing in this Agreement is intended to relieve or discharge the obligations or liability of any third persons to the parties hereto. No provision of this Agreement shall give any third persons any right of subrogation or action over or against the parties hereto.

         Section 10.10. SECTION AND PARAGRAPH HEADINGS.
                        ------------------------------
         The section and paragraph headings in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

         Section 10.10.1. COUNTERPARTS.
                          ------------
         This Agreement may be executed in counterparts and/or by facsimile, each of which shall be deemed an original, but all of which shall constitute the same instrument.

                            [Signature page follows]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.


                                                CONTINENTAL CHOICE CARE, INC.



                                                By:
                                                     Name:
                                                     Title:



                                                QUORUM COMMUNICATIONS, INC.



                                                By:
                                                     Name:
                                                     Title:



                                                TelaLink Network, Ltd.



                                                By:
                                                     Name:
                                                     Title:



                                                BRIDGES tELECOMMUNICATIONS, INC.



                                                By:
                                                     Name:
                                                     Title:



                                               COUNTRY ROAD COMMUNICATIONS, INC.



                                                By:
                                                     Name:
                                                     Title:

                                                WAR ACQUISITION CORP.



                                                By:
                                                     Name:
                                                     Title:



                                                THE PRUDENTIAL INSURANCE COMPANY
                                                    OF AMERICA



                                                By:
                                                     Name:
                                                     Title:

                                    EXHIBIT A
                                    ---------



                                     FORM OF

                        COUNTRY ROAD COMMUNICATIONS, INC.

                                 PROMISSORY NOTE



$600,000                                                        January 19, 2000


         FOR VALUE RECEIVED, the sufficiency of which is hereby acknowledged, COUNTRY ROAD COMMUNICATIONS, INC. ("Maker") hereby promises to pay to CONTINENTAL CHOICE CARE, INC., a New Jersey corporation ("CCCI"), having an address at 35 Airport Road, Suite 120, Morristown, New Jersey 07960, at such address or at such other place as may be designated in writing by the holder of this Note, or its assigns, the principal amount equal to SIX HUNDRED THOUSAND DOLLARS ($600,000) on January 19, 2005 (the "Maturity Date"), subject to the terms and conditions set forth herein. Maker also agrees to pay simple interest at said office in like money at a rate per annum equal to six and one-half percent (6.5%) from the date hereof on the unpaid principal amount hereof in annual installments payable on January 19, 2001 and on each anniversary thereafter up to and including the Maturity Date.

         Maker may prepay this Note in whole or from time to time in part, without premium or penalty. If Maker prepays, in the aggregate, a principal amount equal to $500,000 plus accrued and unpaid interest thereon prior to the second anniversary of the date hereof, then Maker's obligations under this Note will be deemed satisfied in full and CCCI will have no further recourse against Maker hereunder.

         If Maker (together with its direct and indirect subsidiaries) acquires telephone access lines at any time prior to the second anniversary of the date hereof such that it owns and operates an aggregate of 15,000 telephone access lines, Maker shall, within 60 days of such acquisition, prepay, in the aggregate, a principal amount equal to $500,000 (which will be deemed to represent one hundred percent of the outstanding principal hereunder at any such time), plus accrued and unpaid interest thereon as of the date of such payment. Any such mandatory prepayment shall be deemed to have satisfied Maker's obligations under this Note in full and CCCI will have no further recourse against Maker hereunder.

         Maker agrees that:

         (i) upon the failure to pay when due the principal balance hereunder and accrued interest thereon or any mandatory prepayment of this Note;

         (ii) if Maker (a) commences any voluntary proceeding under any provision of Title 11 of the United States Code, as now or hereafter amended, or commences any other proceeding, under any law, now or hereafter in force, relating to bankruptcy, insolvency, reorganization, liquidation, or otherwise to the relief of debtors or the readjustment of indebtedness; (b) makes any assignment for the benefit of creditors or a composition or similar arrangement with such creditors; or (c) appoints a receiver, trustee or similar judicial officer or agent to take charge of or liquidate any of its property or assets; or

         (iii) upon the commencement against Maker of any involuntary proceeding of the kind described in paragraph (ii);

all unpaid principal and accrued interest under this Note shall become immediately due and payable without presentment, demand, protest or notice of any kind.

         This Note is binding on Maker and Maker hereby waives presentment, demand, notice and protest and any defense by reason of an extension of time for payment or other indulgences. Failure of the holder hereof to assert any right herein shall not be deemed to be a waiver thereof.

         Maker shall not assign or transfer any of its obligations hereunder without CCCI's prior written consent.

                            [Signature page follows]

                  This Note shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to principles of conflicts of law thereof.



                                               COUNTRY ROAD COMMUNICATIONS, INC.



                                               By:
                                                    Name:
                                                    Title:

                                   EXHIBIT B-1
                                   -----------



                                     FORM OF

                        COUNTRY ROAD COMMUNICATIONS, INC.

                                 PROMISSORY NOTE



$100,000                                                        January 19, 2000


         FOR VALUE RECEIVED, the sufficiency of which is hereby acknowledged, COUNTRY ROAD COMMUNICATIONS, INC. ("Maker") hereby promises to pay to BENCHMARK EQUITY GROUP, INC., a Delaware corporation ("Benchmark"), having an address at 700 Gemini, Houston, Texas 77058, at such address or at such other place as may be designated in writing by the holder of this Note, or its assigns, the principal amount equal to ONE HUNDRED THOUSAND DOLLARS ($100,000) on January 19, 2005 (the "Maturity Date"), subject to the terms and conditions set forth herein. Maker also agrees to pay simple interest at said office in like money at a rate per annum equal to six and one-half percent (6.5%) from the date hereof on the unpaid principal amount hereof in annual installments payable on January 19, 2001 and on each anniversary thereafter up to and including the Maturity Date.

         Maker may prepay this Note in whole or from time to time in part, without premium or penalty. If Maker (together with its direct and indirect subsidiaries) acquires telephone access lines at any time prior the Maturity Date such that it owns and operates an aggregate of 15,000 telephone access lines, Maker shall, within 60 days of such acquisition, prepay one hundred percent of the outstanding principal hereunder, plus accrued and unpaid interest thereon as of the date of such payment.

         Maker agrees that:

         (i) upon the failure to pay when due the principal balance hereunder and accrued interest thereon or any mandatory prepayment of this Note;

         (ii) if Maker (a) commences any voluntary proceeding under any provision of Title 11 of the United States Code, as now or hereafter amended, or commences any other proceeding, under any law, now or hereafter in force, relating to bankruptcy, insolvency, reorganization, liquidation, or otherwise to the relief of debtors or the readjustment of indebtedness; (b) makes any assignment for the benefit of creditors or a composition or similar arrangement with such creditors; or (c) appoints a receiver, trustee or similar judicial officer or agent to take charge of or liquidate any of its property or assets; or

         (iii) upon the commencement against Maker of any involuntary proceeding of the kind described in paragraph (ii);

all unpaid principal and accrued interest under this Note shall become immediately due and payable without presentment, demand, protest or notice of any kind.

         This Note is binding on Maker and Maker hereby waives presentment, demand, notice and protest and any defense by reason of an extension of time for payment or other indulgences. Failure of the holder hereof to assert any right herein shall not be deemed to be a waiver thereof.

                            [Signature page follows]

         This Note shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to principles of conflicts of law thereof.



                                           COUNTRY ROAD COMMUNICATIONS, INC.



                                           By:
                                                Name:
                                                Title:

                                   EXHIBIT B-2
                                   -----------



                                     FORM OF

                        COUNTRY ROAD COMMUNICATIONS, INC.

                                 PROMISSORY NOTE



$125,000                                                        January 19, 2000


         FOR VALUE RECEIVED, the sufficiency of which is hereby acknowledged, COUNTRY ROAD COMMUNICATIONS, INC. ("Maker") hereby promises to pay to BENCHMARK EQUITY GROUP, INC. a Delaware corporation ("Benchmark"), having an address at 700 Gemini, Houston, Texas 77058, at such address or at such other place as may be designated in writing by the holder of this Note, or its assigns, the principal amount equal to ONE HUNDRED TWENTY-FIVE THOUSAND DOLLARS ($125,000) on January 19, 2005 (the "Maturity Date"), subject to the terms and conditions set forth herein. Maker also agrees to pay simple interest on the Maturity Date at said office in like money at a rate per annum equal to six and one-half percent (6.5%) from the date hereof on the unpaid principal amount hereof.

         Maker may prepay this Note in whole or from time to time in part, without premium or penalty.

         Maker agrees that:

         (i) upon the failure to pay when due the principal balance hereunder and accrued interest thereon or any mandatory prepayment of this Note;

         (ii) if Maker (a) commences any voluntary proceeding under any provision of Title 11 of the United States Code, as now or hereafter amended, or commences any other proceeding, under any law, now or hereafter in force, relating to bankruptcy, insolvency, reorganization, liquidation, or otherwise to the relief of debtors or the readjustment of indebtedness; (b) makes any assignment for the benefit of creditors or a composition or similar arrangement with such creditors; or (c) appoints a receiver, trustee or similar judicial officer or agent to take charge of or liquidate any of its property or assets; or

         (iii) upon the commencement against Maker of any involuntary proceeding of the kind described in paragraph (ii);

all unpaid principal and accrued interest under this Note shall become immediately due and payable without presentment, demand, protest or notice of any kind.

         This Note is subject to rights of offset in favor of Maker pursuant to the terms of the Asset Purchase Agreement, dated as of January 19, 2000, by and among Telalink Network, Ltd. Bridges Telecommunications, Inc., War Acquisition Corp. and Benchmark. This Note is binding on Maker and Maker hereby waives presentment, demand, notice and protest and any defense by reason of an extension of time for payment or other indulgences. Failure of the holder hereof to assert any right herein shall not be deemed to be a waiver thereof.

                            [Signature page follows]

         This Note shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to principles of conflicts of law thereof.



                                               COUNTRY ROAD COMMUNICATIONS, INC.



                                               By:
                                                    Name:
                                                    Title:

                                    EXHIBIT C
                                    ---------

                                 FORM OF RELEASE

         Reference is hereby made to that certain Inter-Party Agreement, dated as of January 19, 2000 (the "INTER-PARTY AGREEMENT"), by and among The Prudential Insurance Company of America ("PRUDENTIAL"), Country Road Communications, Inc. ("COUNTRY Road"), War Acquisition Corp. ("ACQUISITION SUB"), Continental Choice Care, Inc. ("CCCI"), Quorum Communications, Inc. ("QCI"), TelaLink Network, Ltd. ("TELALINK") and Bridges Telecommunications, Inc. ("BTI"). As a condition to the obligations of the parties to the Inter-Party Agreement to consummate the transactions contemplated thereby, Benchmark Equity Group, Inc. ("BENCHMARK") and the parties listed below hereby provide the following release. Capitalized terms used herein but not defined herein shall have the meanings assigned to such terms in the Inter-Party Agreement.

         Effective upon the Closing, each of Benchmark, Country Road, Acquisition Sub, CCCI, QCI, TelaLink and BTI, individually and for each of their respective direct and indirect parent corporations, subsidiaries, affiliates, subdivisions, predecessors, directors, officers, employees, agents, representatives, successors and assigns (collectively, the "RELEASING Parties"), hereby fully release and forever discharge each other and Prudential, and their respective direct and indirect parent corporations, subsidiaries, affiliates, subdivisions, predecessors, officers, directors, agents, representatives, attorneys, heirs, executors, administrators, successors and assigns (collectively, the "RELEASED PARTIES"), of and from, all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages (including any liability, loss, cost, expense, deficiency, interest, penalty, impositions, assessments or fines), judgments, executions, claims and demands, of every nature whatsoever, whether known or unknown, in law or equity, which against the Released Parties, any of the Releasing Parties ever had, now has or hereafter can, shall or may have, for, upon or by reason of any matter, cause or thing whatsoever from the beginning of the world to the date of this Agreement (collectively, "CLAIMS"), other than Claims that arise out of or relate to a breach by a Released Party of the Inter-Party Agreement or any of the Transaction Documents.

         This Release shall be construed, performed and enforced in accordance with, and governed by, the laws of the State of New York, without giving effect to the principles of conflicts of laws thereof.

         This Release may be executed in counterparts and/or by facsimile, each of which shall be deemed an original, but all of which shall constitute the same instrument.



                                             BENCHMARK EQUITY GROUP, INC.



                                             By:
                                                  Name:
                                                  Title:



                                             CONTINENTAL CHOICE CARE, INC.



                                             By:
                                                  Name:
                                                  Title:



                                             QUORUM COMMUNICATIONS, INC.



                                             By:
                                                  Name:
                                                  Title:



                                             TelaLink Network, Ltd.



                                             By:
                                                  Name:
                                                  Title:



                                             BRIDGES tELECOMMUNICATIONS, INC.



                                             By:
                                                  Name:
                                                  Title:

                                             COUNTRY ROAD COMMUNICATIONS, INC.



                                             By:
                                                  Name:
                                                  Title:



                                             WAR ACQUISITION CORP.



                                             By:
                                                  Name:
                                                  Title:

                                  SCHEDULE 4.4
                                  ------------



Public Utility Commission of the State of Maine
Public Service Commission of the State of West Virginia
American Telephone and Telegraph
Sprint Communications Company
US Intelco Networks
Rural Telephone Finance Cooperative

                                  SCHEDULE 10.5
                                  -------------

Country Road Communications, Inc.
35 Airport Road, Suite 120
Morristown, NJ 07960
Attn: Chief Executive Officer
Facsimile: (973) 898-9626

War Acquisition Corp.
35 Airport Road, Suite 120
Morristown, NJ 07960
Attn: Chief Executive Officer
Facsimile: (973) 898-9626

Continental Choice Care, Inc.
35 Airport Road, Suite 120
Morristown, NJ 07960
Facsimile: (973) 898-9626

Quorum Communications, Inc.
35 Airport Road, Suite 120
Morristown, NJ 07960
Facsimile: (973) 898-9626

TelaLink Network, Ltd.
c/o Benchmark Equity Group, Inc.
700 Gemini
Houston, TX 77058
Attn: Frank M. DeLape
Facsimile: (281) 461-8972

Benchmark Equity Group, Inc.
700 Gemini
Houston, TX 77058
Attn: Frank M. DeLape
Facsimile: (281) 461-8972



                                      -1-